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                                                                    EXHIBIT 99.5

                    PAYOR'S NAME:

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
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           SUBSTITUTE             Part I: PLEASE             Social Security Number
            FORM W-9              PROVIDE YOUR TIN IN       OR ----------------------
   Department of the Treasury     THE BOX AT RIGHT AND   Employer Identification Number
    Internal Revenue Service      CERTIFY BY SIGNING
                                  AND DATING BELOW
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                                  Part II: Certification--(1) The number shown on this
                                  form is my correct Taxpayer Identification Number (or I
                                  am waiting for a number to be issued to me), and (2) I
  Payer's Request for Taxpayer    am not subject to backup withholding because (i) I am
  Identification Number (TIN)     exempt from backup withholding, (ii) I have not been
                                  notified by the Internal Revenue Service ("IRS") that I
                                  am subject to backup withholding as a result of a
                                  failure to report all interest or dividends, or (iii)
                                  the IRS has notified me that I am no longer subject to
                                  backup withholding.
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                                  Part III: Awaiting TIN  / /
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 CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                       Signature                         Date
 Name:
                    (PLEASE PRINT)

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NOTE:  FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.